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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 2, 2005

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                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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                DELAWARE                                  0-21487                              13-3904147
     (STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION
             INCORPORATION )                                                                      NO.)
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                  75 WEST 125TH STREET, NEW YORK, NY 10027-4512
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code: (212) 876-4747

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 1.01 THROUGH 5.02(A) AND 5.02(C) THROUGH 8.  NOT APPLICABLE.

ITEM 5.02(B)               DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
                           ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective February 2, 2005, Frederick O. Terrell resigned from the registrant's Board of Directors and that of its bank subsidiary in order to focus additional time and attention on his venture capital firm, Provender Capital Group, LLC. Mr. Terrell had been a member of each Board of Directors since 2000 and was elected Chairman that same year. He had been a member of each Board's Executive Committee. Mr. Terrell's retirement was not the result of any disagreement between Carver and Mr. Terrell on any matter relating to Carver's operations, policies or practices.

Deborah C. Wright, President and Chief Executive Officer, was elected Chairman of the Board of Directors of Carver and its bank subsidiary.

On February 4, 2005, the registrant issued a press release announcing Mr. Terrell's resignation and the election of Ms. Wright as Chairman. The full text of the press release is included in this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01.                 FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b) Not applicable.

(c)      Exhibits

         The following Exhibits are filed as part of this report.

         Exhibit 99.1 Press release dated February 4, 2005, which, among other things, reports the resignation of Frederick O. Terrell from the Board of Directors of the registrant, effective February 2, 2005.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 CARVER BANCORP, INC.


                                                 By: /s/ Deborah C. Wright
                                                     ---------------------
                                                     Deborah C. Wright
                                                     President & CEO


Dated:  February 4, 2005

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                                  EXHIBIT INDEX

 EXHIBIT NUMBER   DESCRIPTION
 --------------   -----------
      99.1        Press release dated February 4, 2005, which, among other
                  things, reports the resignation of Frederick O. Terrell from the Board of Directors of the registrant, effective February
                  2, 2005.